UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                                 --------------
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
     ----------------------------------------------------------------------

           Date of Report (Date of earliest reported) August 5, 2004.


                              CAMDEN MINES LIMITED
             (Exact name of registrant as specified in its chapter)


                Nevada                  000-33195             88-0437644
                ------                  ---------             ----------
     (State or other jurisdiction      (Commission           (IRS Employer
           of incorporation           File Number)        Identification No.)


1040 W. Georgia St., Suite 1160, Vancouver, British Columbia,
                        Canada                                       V6E 4H1
                        ------                                       -------
       (Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code   (604) 605-0885
                                                     --------------


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
-----------------------------------------

On July 16, 2004, Mr. Xianping Wang, Mr. Sergei Stetsenko and Mr. Hugh Grenfal entered into a stock purchase agreement (the "Stock Purchase Agreement") whereby Mr. Wang acquired in aggregate 45,000,000 shares of common stock of Camden Mines Limited (the "Company") from Mr. Stetsenko and Mr. Grenfal at $0.0011 per share for a total of $50,000.

The Stock Purchase Agreement closed on August 5, 2004. Mr. Xianping Wang now directly owns 45,000,000 shares of common stock of the Company which constitutes approximately 73.70% of the issued and outstanding capital stock of the Company.

On August 5, 2004, Mr. Xianping Wang was appointed as a director of the Company.

Mr. Xianping Wang is the President of Asia-Durable (Beijing) Investments Co., Ltd., which is a company that has successfully invested in construction and development projects as well as biotechnology research. From 1997 to 2002, Mr. Wang was the President of Beijing New Fortune Investment CO., Ltd., which is a company that has invested in real estate and other profitable projects such as WanLi Battery Factory and Guangdong Electricity Company. Mr. Wang helped WanLi Battery Factory and Guangdong Electricity Company to become publicly listed companies on Chinese stock markets. Mr. Wang received an Engineer Bachelor Degree from Navy Engineering Institute in 1978 and an Economy Master Degree from Tsinghua University in 1990.

Mr. Xianping Wang is not a director of any other reporting issuer.

A copy of the Stock Purchase Agreement between Mr. Xianping Wang, Mr. Sergei Stetsenko and Mr. Hugh Grenfal is attached hereto as Exhibit 10.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

Exhibit No.    Description
-----------    -----------

    10.1 Stock Purchase Agreement between Mr. Xianping Wang, Mr. Sergei Stetsenko and Mr. Hugh Grenfal, dated for reference July 16, 2004.










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




                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   August 12, 2004

                                            CAMDEN MINES LIMITED

                                            By:      /s/ Hugh Grenfal
                                            -------------------------
                                            Name:    Hugh Grenfal
                                            Title:   Director
































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



                                  EXHIBIT INDEX
                                  -------------


Number     Exhibit                                                    Sequential
                                                                      Page
                                                                      Number
------  ------------------------------------------------------------------------

10.1    Stock  Purchase  Agreement  between Mr.  Xianping  Wang, Mr.       5
        Sergei  Stetsenko and Mr. Hugh Grenfal,  dated for reference
        July 16, 2004.





































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